EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. §1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of SPS Commerce, Inc. (the “Company”) for the period ended June 30, 2017, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, the Chief Executive Officer and the Chief Financial Officer of the Company, hereby certify, pursuant to and for purposes of 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ ARCHIE C. BLACK

Archie C. Black

President and Chief Executive Officer

(principal executive officer)

/s/ KIMBERLY K. NELSON

Kimberly K. Nelson

Executive Vice President and Chief Financial Officer

(principal financial and accounting officer)

July 28, 2017